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                              NORTH AMERICAN FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED DECEMBER 31, 1996



         NASL Financial Services, Inc. ("NASL Financial"), the investment adviser to the North American Funds (the "Fund"), and its parent, North American Security Life Insurance Company, have signed a binding letter of intent with CypressTree Investments, Inc. ("Cypress") pursuant to which it is expected that Cypress will purchase a portion of NASL Financial's business relating to the rendering of investment advisory and distribution services to the Fund. The completion of the transaction is subject to several conditions including (i) the signing of a definitive agreement regarding the sale, (ii) the approval of an advisory agreement between the Fund and CypressTree Asset Management Corporation, Inc. ("CAM"), an affiliate of Cypress, by the Board of Trustees of the Fund and shareholders of each Fund portfolio, (iii) the approval of a subadvisory agreement between CAM and the current subadviser to each Fund portfolio by the Board of Trustees of the Fund and the shareholders of the applicable Fund portfolio and (iv) the requirement that the aggregate net asset value of the Fund at the closing be not less than $750 million. Cypress does not currently intend to recommend any changes to the existing subadvisers to the Fund or any fees or expense limitations applicable to the Fund. The closing for the transaction is expected to occur on or before September 30, 1997. Cypress, located in Boston, Massachusetts was formed in 1996 to acquire, advise and distribute mutual funds through broker-dealers, banks and other intermediaries.




                  THE DATE OF THIS SUPPLEMENT IS MAY 12, 1997.